BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A


Distribution Date of:                               16-Jan-01
Determined as of:                                   09-Jan-01
For the Monthly Period Ending:                      31-Dec-00
Days in Interest Period (30/360)                           30
Days in Interest Period (Actual/360)                       32

                                                                Beginning              Ending            Change
                                                                ---------              ------            ------
Pool Balance (Principal)                                   3,800,118,617.80      3,816,536,806.52     16,418,188.72
Excess Funding Account                                                 0.00                  0.00              0.00

Invested Amount                                              500,000,000.00        500,000,000.00              0.00
Class A Invested Amount                                      465,000,000.00        465,000,000.00              0.00
Class B Invested Amount                                       35,000,000.00         35,000,000.00              0.00

Principal Funding Account                                              0.00                  0.00              0.00

Adjusted Invested Amount                                     500,000,000.00        500,000,000.00              0.00
Class A Adjusted Invested Amount                             465,000,000.00        465,000,000.00              0.00
Class B Adjusted Invested Amount                              35,000,000.00         35,000,000.00              0.00
Enhancement Invested Amount                                            0.00                  0.00              0.00

Reserve Account                                                        0.00                  0.00              0.00

Available Cash Collateral Amount                              50,000,000.00         50,000,000.00              0.00
Available Shared Collateral Amount                            50,000,000.00         50,000,000.00              0.00
Spread Account                                                 5,000,000.00          5,000,000.00              0.00

Servicing Base Amount                                        500,000,000.00        500,000,000.00              0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                              13.16%
Principal Allocation Pct                                             13.16%
Class A Floating Pct                                                 93.00%
Class B Floating Pct                                                  7.00%
Class A Principal Pct                                                93.00%
Class B Principal Pct                                                 7.00%

                                                                 Series
Allocations                                 Trust                1996-A                Class A             Class B
-----------                          ------------------------------------------------------------------------------
Principal Collections                  405,809,673.62         53,394,342.99         49,656,738.97      3,737,604.02

Finance Charge Collections              70,377,783.28          9,259,945.60          8,611,749.40        648,196.20
PFA Investment Proceeds                      N/A                       0.00                  0.00              0.00
Reserve Account Draw                         N/A                       0.00                  0.00              0.00
  Less: Servicer Interchange                                     520,833.33            484,375.00         36,458.33
                                                                 ----------            ----------         ---------
Available Funds                                                8,739,112.27          8,127,374.40        611,737.87

Monthly Investor Obligations
----------------------------
Monthly Interest                                               3,083,888.89          2,864,400.00        219,488.89
Monthly Servicing Fee                                            104,166.67             96,875.00          7,291.67
Defaulted Amounts                       24,139,112.76          3,176,099.90          2,953,772.91        222,326.99
                                                               ------------          ------------        ----------
Total Obligations                                              6,364,155.46          5,915,047.91        449,107.55

Excess Spread                                                  2,597,283.80          2,212,326.49        384,957.31
Required Amount                                                        0.00                  0.00              0.00

1 Mo. Libor Rate                            6.710000%
----------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                     27,777.78
Interest on CCA Draw                                                                         0.00
                                                                                             ----
Monthly Cash Collateral Fee                                                             27,777.78


BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A


Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                                          6.28%
Principal Payment Rate - 3 month average                                                   10.86%
Calculated Current Month's Spread Account Cap                                               1.00%
Spread Account Cap Adjustment                                                               0.00%
Applicable Spread Account Cap Percentage                                                    1.00%
Beginning Cash Collateral Amount                                                    50,000,000.00
Required Cash Collateral Amount                                                     50,000,000.00
Cash Collateral Account draw                                                                 0.00
Cash Collateral Account Surplus                                                              0.00
Beginning Spread Account Balance                                                     5,000,000.00
Required Spread Account Amount                                                       5,000,000.00
Required Spread Account Draw                                                                 0.00
Required Spread Account Deposit                                                              0.00
Spread Account Surplus                                                                       0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                           0
Controlled Accumulation Amount                                                      46,500,000.00
Required PFA Balance                                                                         0.00
Beginning PFA Balance                                                                        0.00
Controlled Deposit Amount                                                                    0.00
Available Investor Principal Collections                                            56,570,442.89
Principal Shortfall                                                                          0.00
Shared Principal to Other Series                                                    56,570,442.89
Shared Principal from Other Series                                                           0.00
Class A Monthly Principal                                                                    0.00
Class B Monthly Principal                                                                    0.00
Monthly Principal                                                                            0.00
PFA Deposit                                                                                  0.00
PFA Withdrawl                                                                                0.00
Ending PFA Balance                                                                           0.00
Principal to Investors                                                                       0.00
Ending Class A Invested Amount                                                     465,000,000.00
Ending Class B Invested Amount                                                      35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                      10.19%
Revolving Investor Interest                                                        500,000,000.00
Class A Invested Amount                                                            465,000,000.00
Available Principal                                                                 50,959,910.75
Class A Accumulation Period Length                                                             10

Reserve Account
---------------
Available Reserve Account Amount                                                             0.00
Covered Amount                                                                               0.00
Reserve Draw Amount                                                                          0.00
Portfolio Yield                                                                            16.07%
Reserve Account Factor                                                                     83.33%
Portfolio Adjusted Yield                                                                    6.44%
Reserve Account Funding Period Length                                                           3
Reserve Account Funding Date                                                            15-Mar-02
Weighted Average Coupon                                                                     7.40%
Required Reserve Account Amount                                                              0.00
Reserve Account Surplus                                                                      0.00
Required Reserve Account Deposit                                                             0.00
Portfolio Yield - 3 month average                                                          15.58%
Base Rate - 3 month average                                                                 9.03%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                           6.54%


* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.